SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                September 2, 1999
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                                   Lycos, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

      0-27830                                      04-3277338
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 (Commission File Number)              (IRS Employer Identification No.)

400-2 Totten Pond Road, Waltham, Massachusetts            02451-2000
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  (Address of principal executive offices)               (Zip Code)

                                 (781) 370-2700
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              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On September 2, 1999, Lycos, Inc., a Delaware Corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Quicksilver Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Sub"), and Quote.com, Inc., a California corporation ("Quote.com"), providing for the merger of Sub with and into Quote.com (the "Merger").

     In the Merger, all outstanding shares of (i) common stock, no par value,
(ii) Series A preferred stock, no par value, (iii) Series B preferred stock, no par value, (iv) Series C preferred stock, no par value, and (v) Series D preferred stock, no par value, of Quote.com (collectively, the "Quote.com Capital Stock") will be converted into shares of common stock, par value $0.01, of the Company in accordance with the terms of the Merger Agreement.

     In connection with the Merger, certain shareholders of Quote.com (the "Shareholders") entered into a shareholders agreement dated September 2, 1999 (the "Shareholders Agreement") with the Company. Pursuant to the Shareholders Agreement, the Shareholders agreed, among other things, to vote to adopt and approve the Merger Agreement and the transactions contemplated thereby.

     The foregoing description is qualified in its entirety by the Merger Agreement and the Shareholders Agreement, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.



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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LYCOS, INC.

Date:  September 16, 1999                    By  /s/ Robert J. Davis
                                                 ----------------------------
                                                 Name:  Robert J. Davis
                                                 Title: President and CEO



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                                 EXHIBIT INDEX




Exhibit             Description

2.1 Agreement and Plan of Merger, dated as of September 2, 1999, by and among Lycos, Inc., Quicksilver Acquisition Corp. and Quote.com, Inc.

99.1 Shareholders Agreement, dated as of September 2, 1999, by and among Lycos, Inc. and certain shareholders of Quote.com, Inc.

99.2      Press release dated September 8, 1999 of Lycos, Inc.